SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 5, 2007

BRIDGELINE SOFTWARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33567	52-2263942
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Sixth Road
Woburn, MA 01801
(Address of principal executive offices, including zip code)

(781) 376-5555
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.01.  Completion of Acquisition or Disposition of Assets

On July 5, 2007, Bridgeline Software, Inc. completed the acquisition of Objectware, Inc.  The consideration for the acquisition of Objectware was paid to Objectware’s sole stockholder, Erez M. Katz, and consisted of $3,176,382 in cash and 610,716 shares of Bridgeline Software common stock.  In addition, deferred consideration of up to $1,800,000, may be payable to Mr. Katz in cash and stock quarterly over the next four years, contingent upon Objectware meeting certain financial performance goals during such period.

The acquisition was made in accordance with the terms of an Agreement and Plan of Merger dated December 7, 2006, as amended, pursuant to which we acquired all outstanding capital stock of Objectware.

In connection with acquisition of Objectware, Bridgeline Software entered into an Employment Agreement with Mr. Katz, pursuant to which Bridgeline Software will employ Mr. Katz as Executive Vice President and General Manager for the Atlanta business unit.

Under the terms of the Employment Agreement, Mr. Katz agrees, among other things, not to compete with Bridgeline Software for a period of up to 12 months after he ceases to be an employee of Bridgeline Software.  In addition, the Agreement and Plan of Merger with Objectware separately prohibits Mr. Katz from competing with Bridgeline Software for a period ending on the later of three years after the closing of the acquisition and 12 months after he ceases to be an employee of Bridgeline Software.

The foregoing description of the acquisition, the Agreement and Plan of Merger and the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of each such agreement, copies of which are filed as exhibits hereto and are incorporated herein by reference.

Item 7.01.   Regulation FD Disclosure

On July 9, 2007, Bridgeline Software issued a press release announcing the completion of the Objectware acquisition.  A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information contained in Item 7.01 to this Current Report on Form 8-K (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise be subject to the liabilities of that section.  The information in this Item 7.01 (including Exhibit 99.1) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

Item 9.01      Financial Statements and Exhibits.

Explanatory Note Regarding Exhibits

Investors should not rely on or assume the accuracy of representations and warranties in negotiated agreements that have been publicly filed because such representations and warranties may be subject to exceptions and qualifications contained in separate disclosure schedules, because such representations may represent the parties’ risk allocation in the particular transaction, because such representations may be qualified by materiality standards that differ from what may be viewed as material for securities law purposes or because such representations may no longer continue to be true as of any given date.

(a)      Financial Statements of Businesses Acquired.

           In accordance with Item 9.01(a)(4) of Form 8-K, the financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment to this Form 8-K within 71 calendar days after the required filing date for this Current Report.

(b)      Pro Forma Financial Information.

In accordance with Item 9.01(b)(2) of Form 8-K, the financial information required by Item 9.01(b) will be filed by amendment to this Form 8-K within 71 calendar days after the required filing date for this Current Report.

(d)      Exhibits.

Exhibit No.	Exhibit Description
2.1	Objectware, Inc. Acquisition Agreement (incorporated by reference to Exhibit 2.3 to Registration Statement No. 333-139298).
2.2	First Amendment to Agreement and Plan of Merger filed as Exhibit 2.3, dated as of March 29, 2007 (incorporated by reference to Exhibit 10.55 to Registration Statement No. 333-139298).
2.3	Second Amendment to Agreement and Plan of Merger filed as Exhibit 2.3, dated June 14, 2007 (incorporated by reference to Exhibit 10.63 to Registration Statement No. 333-139298).
2.4	Employment Agreement with Erez M. Katz.
99.1	Press release issued by Bridgeline Software, Inc., dated July 6, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIDGELINE SOFTWARE, INC. (Registrant)

Date: July 11, 2007	By:	/s/ Gary Cebula
Gary Cebula
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description
2.1	Objectware, Inc. Acquisition Agreement (incorporated by reference to Exhibit 2.3 to Registration Statement No. 333-139298).
2.2	First Amendment to Agreement and Plan of Merger filed as Exhibit 2.3, dated as of March 29, 2007 (incorporated by reference to Exhibit 10.55 to Registration Statement No. 333-139298).
2.3	Second Amendment to Agreement and Plan of Merger filed as Exhibit 2.3, dated June 14, 2007 (incorporated by reference to Exhibit 10.63 to Registration Statement No. 333-139298).
2.4	Employment Agreement with Erez M. Katz.
99.1	Press release issued by Bridgeline Software, Inc., dated July 6, 2007.